Exhibit 10.9(i)

                       FIRST AMENDMENT TO CREDIT AGREEMENT


                           Dated as of March 15, 2004



                  This FIRST AMENDMENT TO CREDIT AGREEMENT (this "Agreement") is among IONICS, INCORPORATED, a Massachusetts corporation (the "Borrower"), UBS AG, STAMFORD BRANCH, in its capacity as administrative agent for the Lenders (in such capacity, the "Administrative Agent") and as collateral agent for the Secured Parties (in such capacity, the "Collateral Agent") and the Lenders signatory hereto, and is made pursuant to that certain Credit Agreement dated as February 13, 2004 (as amended, modified, restated or supplemented from time to time, the "Credit Agreement"), among IONICS, INCORPORATED, a Massachusetts corporation, the Subsidiary Guarantors, the Lenders, the Administrative Agent, the Collateral Agent, UBS SECURITIES LLC, as lead arranger (in such capacity, the "Arranger"), sole bookmanager and documentation agent (in such capacity, the "Documentation Agent"), FLEET SECURITIES, INC. and BANK OF AMERICA, N.A., as syndication agents (in such capacity, the "Syndication Agents"), WACHOVIA BANK, N.A. and GENERAL ELECTRIC CAPITAL CORPORATION, as co-documentation agents (in such capacity, the "Co-Documentation Agents"), UBS LOAN FINANCE LLC, as swingline lender (in such capacity, "Swingline Lender"), and HSBC BANK USA, as issuing bank (in such capacity, the "Issuing Bank").

                  Terms used but not otherwise defined in this Agreement shall have the meaning ascribed to such terms in the Credit Agreement.

                             PRELIMINARY STATEMENTS:

1. The Borrower has requested that the Required Lenders agree to extend the time period within which certain of the items set forth on Schedule 5.16 of the Credit Agreement are required to be delivered pursuant to Section 5.16 to the Credit Agreement; and

2. Subject to the terms and conditions set forth below, the Required Lenders, the Administrative Agent, and the Collateral Agent are willing to so amend the Credit Agreement.

                  NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Amendments to Credit Agreement. Upon the terms and subject to the conditions set forth in this Agreement and in reliance on the representations and warranties of the Loan Parties set forth in this Agreement, the Credit Agreement is hereby amended such that Schedule 5.16 to the Credit Agreement shall be deleted in its entirety and replaced with the replacement Schedule 5.16 attached hereto as Exhibit A.

2. Conditions to Effectiveness. The effectiveness of this Agreement is conditioned upon satisfaction of the following conditions precedent on or before March 19, 2004; provided that once such conditions precedent have been satisfied this Agreement shall be deemed to be effective as of March 15, 2004 (such date, the "Amendment Effective Date"):

     a. the Administrative Agent shall have received counterparts of this Agreement signed by the Borrower, the Subsidiary Guarantors, the Required Lenders, the Administrative Agent and the Collateral Agent;

     b. each of the representations and warranties in Section 3 below shall be true and correct in all material respects as of the Amendment Effective Date;

     c. after giving effect to the amendment set forth in Section 1 hereof, no Default or Event of Default shall have occurred and be continuing under the Credit Agreement or any other Loan Document;

     d. the Administrative Agent shall have received payment in immediately available funds of all expenses incurred by the Administrative Agent (including, without limitation, legal fees) for which invoices have been presented, on or before the Amendment Effective Date; and

     e. the Administrative Agent shall have received satisfactory evidence that the execution, delivery and performance of this Agreement have been duly approved by all necessary corporate action of each Loan Party.

3. Representations and Warranties. The Borrower and each of the other Loan Parties represents and warrants to the Administrative Agent, the Collateral Agent and each Lender as of the date hereof as follows:

     a. Authority. Each of the Loan Parties has the requisite corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder and under the Credit Agreement (as modified hereby). The execution, delivery and performance by the Borrower and each other Loan Party of this Agreement, the Credit Agreement (as modified hereby) and the transactions contemplated hereby and thereby have been duly approved by all necessary corporate action of such person and no other corporate proceedings on the part of each such person are necessary to consummate such transactions (except as expressly contemplated hereby and thereby).

     b. Due Execution; Enforceability. This Agreement has been duly executed and delivered by the Borrower and the other Loan Parties. Each of this Agreement and, after giving effect to this Agreement, the Credit Agreement and the other Loan Documents is the legal, valid and binding obligation of each Loan Party hereto and thereto, enforceable against such Loan Party in accordance with its terms, and is in full force and effect. Neither the execution, delivery or performance of this Agreement or of the Credit Agreement (as modified hereby), nor the performance of the transactions contemplated hereby or thereby, will adversely affect the validity, perfection or priority of the Collateral Agent's Lien, for the benefit of the Secured Parties, on any of the Collateral.

     c. Representations and Warranties. After giving effect to this Agreement, the representations and warranties contained in the Credit Agreement and the other Loan Documents (other than any such representations and warranties that, by their terms, are specifically made as of a date other than the date hereof) are true and correct on and as of the date hereof as though made on and as of the date hereof.

     d. No Conflicts. Neither the execution and delivery of this Agreement, nor the consummation of the transactions contemplated hereby, nor performance of and compliance with the terms and provisions hereof by the Borrower or any Loan Party will, at the time of such performance, (a) violate or conflict with any provision of its articles or certificate of incorporation or bylaws or other organizational or governing documents of such Person, (b) violate, contravene or materially conflict with any Requirement of Law or any other law, regulation (including, without limitation, Regulation U or Regulation X), order, writ, judgment, injunction, decree or permit applicable to it, except for any violation, contravention or conflict which could not reasonably be expected to have a Material Adverse Effect, (c) violate, contravene or conflict with contractual provisions of, or cause an event of default under, any indenture, loan agreement, mortgage, deed of trust, contract or other agreement or instrument to which it is a party or by which it may be bound, or (d) result in or require the creation of any Lien (other than those contemplated in or created in connection with the Loan Documents) upon or with respect to its properties.

     e. No Default. After giving effect to the amendments set forth in Section 1 hereof, no Default or Event of Default has occurred and is continuing under the Credit Agreement or any other Loan Document.

4. Reference to and Effect on Credit Agreement.

     a. Upon and after the effectiveness of this Agreement, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as modified hereby.

     b. Except as specifically modified above, the Credit Agreement and the other Loan Documents are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Security Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations under and as defined therein, in each case as modified hereby.

     c. The execution, delivery and effectiveness of this Agreement shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Secured Party under any of the Loan Documents, nor, except as expressly provided herein, constitute a waiver or amendment of any provision of any of the Loan Documents.

5. Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by facsimile shall be effective as delivery of a manually executed counterpart of this Agreement.

6. Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

7. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

                            [Signature Pages Follow]

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.


                              IONICS, INCORPORATED



                              By: /s/Daniel M. Kuzmak
                                  -----------------------
                                  Name:  Daniel M. Kuzmak
                                  Title: Chief Financial Officer

                              SUBSIDIARY GUARANTORS:

                              AQUA DESIGN, INC.
                              FIDELITY PUREWATER, INC.
                              FIDELITY WATER SYSTEMS, INC.
                              IONICS KOREA, INC.
                              IONICS LIFE SCIENCES, INC.
                              IONICS SECURITIES CORPORATION
                              IONICS ULTRAPURE WATER CORPORATION
                              RESOURCES CONSERVATION CO. INTERNATIONAL
                              SEPARATION TECHNOLOGY, INC.
                              SIEVERS INSTRUMENTS, INC.
                              ECOLOCHEM, INC.
                              ECOLOCHEM HOLDINGS, INC.
                              ECOLOCHEM INTERNATIONAL, INC.
                              ECOLOCHEM JV HOLDINGS, INC.


                              By: /s/Stephen Korn
                                  -------------------
                                  Name:  Stephen Korn
                                  Title: Secretary/Clerk


                               ECOLOCHEM SERVICES - MEXICO, LLC
                               MOSON HOLDINGS, LLC

                               By: Ionics, Incorporated as Managing Member


                               By: /s/Stephen Korn
                                   -------------------
                                   Name:  Stephen Korn
                                   Title: Secretary/Clerk

                               UBS AG, STAMFORD BRANCH, as Administrative Agent and Collateral Agent



                               By: /s/Barbara Ezell-McMichael
                                   ------------------------------
                                   Name:  Barbara Ezell-McMichael
                                   Title: Associate Director
                                          Banking Product Services, US


                               By: /s/Janice L. Randolph
                                   -------------------------
                                   Name:  Janice L. Randolph
                                   Title: Associate Director
                                          Banking Products Services, US

                                LENDERS:



                                UBS LOAN FINANCE LLC, as a Lender



                                By: /s/Barbara Ezell-McMichael
                                   ------------------------------
                                   Name:  Barbara Ezell-McMichael
                                   Title: Associate Director
                                          Banking Product Services, US


                                By: /s/Janice L. Randolph
                                   -------------------------
                                   Name:  Janice L. Randolph
                                   Title: Associate Director
                                          Banking Products Services, US

                                 BANK OF AMERICA, N.A., as a Lender



                                 By: /s/Jennifer L. Gerdes
                                     -------------------------
                                     Name:  Jennifer L. Gerdes
                                     Title: Vice President

                                  WACHOVIA BANK, N.A., as a Lender



                                  By: /s/Dean Gorton
                                      ------------------
                                      Name:  Dean Gorton
                                      Title: Vice President

                                   SOVEREIGN BANK, as a Lender



                                   By: /s/Daniel M. Grondin
                                       ------------------------
                                       Name:  Daniel M. Grondin
                                       Title: Senior Vice President

                                    GENERAL ELECTRIC CAPITAL CORPORATION, as a
                                    Lender



                                    By: /s/Eric Herr
                                        ----------------
                                        Name:  Eric Herr
                                        Title: Duly Authorized Signatory

                                    HSBC BANK USA, as a Lender



                                    By: /s/Patrick J. Doulin
                                        ------------------------
                                        Name:  Patrick J. Doulin
                                        Title: Senior Vice President

                                     FLEET NATIONAL BANK, as a Lender



                                     By: /s/Luanne T. Smith
                                         ----------------------
                                         Name:  Luanne T. Smith
                                         Title: Vice President